Thumzup®

Media Corporation
Nasdaq: TZUP


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Crypto Miner*

Adtech Disruptor

*Pending shareholder approval

Disclaimer

This presentation contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These include, without limitation, our expectation that we will successfully consummate the merger (the "Merger") with Dogehash Technologies, Inc. ("Dogehash"), adverse changes in the crypto market including federal legislation and adverse regulations, our strategic direction and growth prospects, and our business, financial position and our potential growth and planned expansion. These statements are identified by the use of the words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project" and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements. Although the Thumzup Media Corporation, Inc., a Nevada corporation (the "Company" or "Thumzup") believes that its plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, it can give no assurances that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections, including that the price of Dogecoin and Bitcoin may decline based on market volatility. Actual results may differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company's filings with the U.S. Securities and Exchange Commission (the "SEC"),including in the Company's Annual Report on Form 10-K, as amended by the Form 10-K/A, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Investors and security holders are urged to read these documents free of charge on the SEC's website at: http://www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Summary: Risk Factors

- Completion of the Merger is subject to the conditions contained in the merger agreement and if these conditions are not satisfied, we may not complete the Merger.
- Our failure to complete the Merger could negatively impact our stock price, our financial condition and our future business and financial results.
- The Merger involves substantial costs.
- Because the number of shares of our common stock to be issued to Dogehash is fixed, it will not be adjusted in the event of any increase in the price of our common stock or adverse changes to Dogehash's business, the Merger may provide Dogehash's stockholders with additional benefits.
- Certain of our directors may have interests in the Merger that may be different from, or in addition to, the interests of our stockholders generally.
- We may waive one or more of the closing conditions contained in the merger agreement without re-soliciting approval from stockholders.
- The merger agreement contains provisions that could discourage a potential competing acquirer that might be willing to acquire or merge with us.
- Our business relationships, those of Dogehash or the combined company may be subject to disruption due to uncertainty associated with the Merger.
- The trading prices of many digital assets, including Dogecoin, have experienced extreme volatility in recent periods and may continue to do so. Extreme volatility in the future, including declines in the trading prices of Dogecoin, could have a material adverse effect on the value of our Common Stock and could lose all or substantially all of its value.
- Regulatory changes or actions by the U.S. Congress or any U.S. federal or state agencies may affect the value of digital assets or restrict the use of digital assets, validating activity or the operation of the digital asset markets in a manner that adversely affects our revenues and the value of our common stock.

Additional Information

Additional Information About the Merger and Where to Find It

Thumzup has filed a preliminary proxy statement with the SEC in connection with the proposed merger with Dogehash and plans to submit and mail a definitive proxy statement and other relevant documents to Thumzup's stockholders. The closing of the Merger is conditioned upon the Company obtaining the required stockholder approvals, Nasdaq approval, and other customary closing conditions.

Thumzup's stockholders and other interested persons are advised to read, when available, the definitive proxy statement, and amendments thereto, and the other relevant documents filed with the SEC in connection with Thumzup's solicitation of proxies for its stockholders' annual meeting to be held to approve the transactions because the proxy statement will contain important information about Thumzup, Dogehash and the transactions. The definitive proxy statement will be mailed to stockholders of Thumzup as of a record date to be established for voting on the transactions. Investors may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by Thumzup with the SEC at the SEC's website at www.sec.gov. Stockholders of Thumzup will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC's website at www.sec.gov or by directing a request to: Thumzup Media Corporation, 10557-B Jefferson Blvd., Los Angeles, CA, Attention: Investor Relations.

Participants in the Solicitation Legend

Thumzup, Dogehash, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Thumzup and Dogehash in connection with the proposed transaction. Information about the directors and executive officers of Thumzup is set forth in its Amendment No. 1 to its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on April 30, 2025. Additional information regarding the participants in the proxy solicitation, including Thumzup and Dogehash directors and officers, and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and other relevant materials filed with the SEC regarding the merger when available. Each of these documents is, or will be, available at the SEC's website or by directing a request to Thumzup as described above under "Additional Information About the Merger and Where to Find It."

Select Financial Data - Dogehash Technologies, Inc.



$800,000
$600,000
$400,000
$200,000
$-
Mar-25
Apr-25
May-25
Jun-25
(2)

Revenue	$ 2,088,212
Production cost	$ 1,074,032
Gross Profit	$ 1,014,180
G&A	$ 164,874
Professional expenses	$ 230,096
EBITDA (1)	$ 619,210

Revenue Run Rate (6/30/25)	$	7,174,348
EBITDA Run Rate (6/30/25)	$	2,855,729
TTM EV/Sales		21.42
Valuation (2)*	$	158,000,000

Proforma of Combined Companies

Total assets	$ 82,618,350
Total liabilities (3)	$ 837,095

1) https://www.sec.gov/Archives/edgar/data/1853825/000149315225018475/ex99-1.htm - page 3

2) https://www.sec.gov/Archives/edgar/data/1853825/000149315225018488/formprem14a.htm - Page 85

3) https://www.sec.gov/Archives/edgar/data/1853825/000149315225018475/ex99-2.htm

*This comes from a fairness opinion paid for by Thumzup Media Corporation

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Thumzup®
Media Corporation
Nasdaq: TZUP


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Thumzup
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Investors@thumzupmedia.com
800 - 403 - 6150

10557-B Jefferson Blvd.
Los Angeles, CA 90232